Exhibit 10.2

CONTRIBUTION AGREEMENT

This CONTRIBUTION AGREEMENT (this “Contribution Agreement”) is entered into on July 21, 2025, by and among TLGY Acquisition Corp., a Cayman Islands exempted company (“SPAC”), StablecoinX Inc., a Delaware corporation (“Pubco”), StableCoinX Assets Inc., a Delaware corporation (the “Company”) and Ethena Foundation, a Cayman Islands foundation company (“Ethena”).

WHEREAS, on or about the date hereof, (a) SPAC, (b) Pubco, (c) the Company, (d) StablecoinX SPAC Merger Sub, a Delaware limited liability company and a wholly-owned subsidiary of Pubco (“SPAC Merger Sub”) and (e) Stablecoin X Company Merger Sub, a Delaware limited liability company and a wholly-owned subsidiary of Pubco (“Company Merger Sub”), entered into a business combination agreement (as amended, modified, supplemented or waived from time to time, the “BCA”);

WHEREAS, pursuant to and in accordance with the BCA, (a) SPAC will merge with and into SPAC Merger Sub, with SPAC Merger Sub continuing as the surviving company (such surviving company, the “SPAC Surviving Entity” and such merger, the “SPAC Merger”), with the public shareholders of SPAC receiving one share of Class A common stock, par value $0.0001 per share, of Pubco (“Pubco Class A Common Stock”) for each Class A ordinary share of SPAC, par value $0.0001 per share (“SPAC Class A Ordinary Shares”), held by such shareholder , and (b) Company Merger Sub will merge with and into the Company, with the Company continuing as the surviving company (such surviving company, the “Company Surviving Entity” and such merger, the “Company Merger” and, together with the SPAC Merger, the “Mergers” and together with the other transactions contemplated by the BCA, the “Transactions”), with the holders of Class A common stock, par value $0.0001 per share, of the Company (the “Company Class A Common Stock”) receiving one share of Pubco Class A Common Stock for each share of Company Class A Common Stock held by such shareholder, and the holders of Class B common stock, par value $0.0001 per share, of the Company (the “Company Class B Common Stock” and, together with the Company Class A Common Stock, the “Company Common Stock”) receiving one share of Pubco Class A Common Stock and one share of Class B common stock, par value $0.0001 per share, of Pubco (the “Pubco Class B Common Stock”) for each share of Company Class B Common Stock held by such shareholder, and as a result of the Mergers, the SPAC Surviving Entity and the Company Surviving Entity will become wholly-owned subsidiaries of Pubco, and Pubco will become a publicly traded company, all upon the terms and subject to the conditions set forth in the BCA and in accordance with applicable law;

WHEREAS, in connection with the Transactions, the Company, Pubco, Ethena and Ethena OpCo Ltd (“Ethena OpCo”) entered into that certain Collaboration Agreement, dated the date hereof (the “Collaboration Agreement”), pursuant to which, among other things, (i) Pubco and Ethena will collaborate and achieve the Collaboration Activities (as defined therein), (ii) Ethena agreed to grant to Pubco a Right of Participation (as defined therein) to purchase additional ENA Tokens (as defined below) following the closing of the Transactions and (iii) the Company, Pubco, Ethena and Ethena OpCo agreed to take certain action with respect to the Custodial Account (as defined below), subject to the terms and conditions set forth therein;

WHEREAS, in connection with the Transactions and the , Ethena OpCo and the Company have entered into a token purchase agreement, dated the date hereof (the “Token Purchase Agreement”), pursuant to which Ethena OpCo has agreed to sell a certain number of discounted locked ENA Tokens to the Company (solely in its capacity as administrative agent for those investors party to the PIPE Agreements (as defined below) who pay for their PIPE Shares (as defined below) with Cash (as defined in the PIPE Agreements) on or about the date hereof (the “Locked ENA Token Purchase”).

WHEREAS, in furtherance of the Transactions and as part of the ongoing collaboration between the Company and Ethena, Ethena desires to contribute to the Company, and the Company desires to accept from Ethena, $60,000,000 of the native protocol governance tokens of the Ethena Protocol (as defined in the Collaboration Agreement) (the “ENA Tokens”) in exchange for shares of Company Class B Common Stock, to be issued and sold by the Company to Ethena prior to the Company Merger, subject to the terms and conditions set forth in this Contribution Agreement (the “Ethena ENA Contribution”); and

WHEREAS, pursuant to Section 8.1(e)(ii), (iii) and (f) of the BCA, respectively, the completion of the Ethena ENA Contribution and the Locked ENA Token Purchase as well as the effectiveness of the Collaboration Agreement are conditions to the closing of the transactions contemplated by the BCA (the “Transaction Closing”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

Section 1. (a) Contribution. On the terms and subject to the conditions hereof, Ethena hereby irrevocably agrees to transfer and contribute to the Company prior to the consummation of the Company Merger (the “Contribution”), all of Ethena’s legal and beneficial rights, title, and interest in and to $60,000,000 of ENA Tokens (the “ENA Contribution Amount”), with each contributed ENA Token (the “Contributed ENA Tokens”) valued at the ENA Contribution Price (as defined below).

(b) Contribution Shares. In consideration for the Contribution, the Company agrees to issue to Ethena simultaneously with the Contribution, a number of shares of Company Class B Common Stock (the “Contribution Shares”) equal to (A) the ENA Contribution Amount, divided by (B)(x) $10.00, multiplied by (y) a fraction, the numerator of which is (1) the ENA Fair Market Value at Signing (as defined below) and the denominator of which is (2) the ENA Fair Market Value at Closing (as defined below), which shares shall, upon consummation of the Company Merger, convert automatically, on a one-for-one basis, into shares of Pubco Class A Common Stock (the “Converted Class A Contribution Shares”) and shares of Pubco Class B Common Stock (together with the Converted Class A Contribution Shares, the “Converted Contribution Shares”). Notwithstanding anything to the contrary herein, no fraction of a Contribution Share will be issued to Ethena. If Ethena would otherwise be entitled to a fraction of a Contribution Share, then the number of Contribution Shares to be issued to Ethena will be rounded down to the nearest whole Contribution Share.

(c) Certain Definitions. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the BCA. For purposes of this Section 1, the following terms shall have the following meanings:

(i) “30-day VWAP of ENA” shall mean the volume-weighted average price of all ENA Token /USDT spot trades executed on Binance and Bybit during the 30 consecutive calendar days ending on the relevant measurement date (based on UTC), calculated by aggregating trade data from both exchanges (or if such volume-weighted average price is unavailable, the market price of one ENA Token on such day determined, using a volume-weighted average method, by an independent financial advisor retained for such purpose by Pubco).

(ii) “Discount” shall mean 30%.

(iii) “ENA Contribution Price” shall mean (x) the ENA Fair Market Value at Signing, multiplied by (y) 1 minus the Discount.

(iv) “ENA Fair Market Value at Closing” shall mean the 30-day VWAP of ENA Tokens ending two (2) days prior to the Closing Date.

(v) “ENA Fair Market Value at Signing” shall mean the 30-day VWAP of ENA ending two (2) days prior to the date of this Contribution Agreement, which is $0.3008.

(vi) “UTC” means Coordinated Universal Time.

Section 2. Closing.

(a) The consummation of the Contribution contemplated hereby (the “Closing”) shall occur on the same date as the Transactions, immediately prior to the consummation of the Company Merger (the “Closing Date”).

(b) The ENA Contribution Amount shall be paid in Contributed ENA Tokens in the manner and in such amounts as provided herein.

(c) At least five (5) Business Days before the anticipated Closing Date, the Company shall deliver or cause to be delivered written notice to Ethena (the “Closing Notice”) specifying the anticipated Closing Date and the digital asset wallet account maintained by Anchorage Digital Bank, N.A. (the “Custodial Account”) or such other account as designated by the Company in the Closing Notice.

(d) No later than three (3) Business Days prior to the anticipated Closing Date, Ethena shall deliver to the Company such information as is reasonably requested in the Closing Notice in order for the Company to issue the Contribution Shares to Ethena.

(e) No later than 9:00 a.m. (Eastern time) on the Business Day prior to the Closing Date, Ethena shall deliver to the Company the ENA Contribution Amount, free and clear of any liens, encumbrances or other restrictions (other than as contemplated by this Contribution Agreement), via transfer of the Contributed ENA Tokens to account as specified in the Closing Notice against delivery (with such delivery to occur promptly following receipt of the ENA Contribution Amount) by the Company to Ethena of the Contribution Shares in book entry form, free and clear of any liens, encumbrances or other restrictions (other than those arising under state or federal securities laws, the BCA, this Contribution Agreement or the Company Organizational Documents (as defined below)), in the name of Ethena (or its nominee in accordance with its delivery instructions). As promptly as practicable after the completion of the Transactions (but in no event later than two (2) Business Days thereafter), Pubco shall deliver to Ethena evidence from Pubco’s transfer agent of the exchange of the Contribution Shares for the Converted Contribution Shares.

(f) In the event that the consummation of the Transactions does not occur within three (3) Business Days after the anticipated Closing Date specified in the Closing Notice, unless otherwise agreed to in writing by SPAC, the Company, Pubco and Ethena, the Company shall promptly (but in no event later than four (4) Business Days after the anticipated Closing Date specified in the Closing Notice) return the Contributed ENA Tokens so delivered by Ethena to the Company by transferring any such Contributed ENA Tokens to a digital asset wallet account specified by Ethena, and, to the extent that any Contribution Shares have been issued or delivered to Ethena, such Contribution Shares shall be deemed cancelled. Notwithstanding such return or release (x) a failure to close on the anticipated Closing Date shall not, by itself, be deemed to be a failure of any of the conditions to Closing set forth in this Section 2 to be satisfied or waived on or prior to the Closing Date, and (y) unless and until this Contribution Agreement is terminated in accordance with Section 7, Ethena shall remain obligated to recontribute the ENA Tokens to the Company, as set forth in the Closing Notice, following the Company’s delivery to Ethena of a new Closing Notice in accordance with this Section 2 and Ethena, the Company and Pubco shall remain obligated to consummate the Closing upon satisfaction of the conditions set forth in this Section 2 following the Company’s delivery to Ethena of a new Closing Notice. For the purposes of this Contribution Agreement, “Business Day” means a day, other than a Saturday, Sunday or other day on which commercial banks in New York City (New York) are not open for a full business day for the general transaction of business.

(g) The obligations of Ethena, the Company and Pubco to consummate, or cause to be consummated, the transactions contemplated by this Contribution Agreement (including the Closing) are subject to the satisfaction or, if permitted by applicable law, waiver by the parties hereto, of the conditions that, on the Closing Date:

(i) all conditions precedent to the closing of the Transactions set forth in Article VIII (Closing Conditions) of the BCA shall have been satisfied or waived by the person with the authority to give such waiver (other than any such conditions which by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions at the Closing) (as determined solely by the parties to the BCA in accordance therewith); and

(ii) no governmental authority with competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation which is then in effect and has the effect of making the consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby and no such governmental authority shall have instituted or threatened in writing a proceeding seeking to impose such restraint or prohibition.

(h) The obligations of the Company and Pubco to consummate, or cause to be consummated, the transactions contemplated by this Contribution Agreement (including the Closing) are subject to the satisfaction, or waiver by the Company or Pubco, of the additional conditions that, on the Closing Date:

(i) all representations and warranties of Ethena contained in this Contribution Agreement shall be true and correct in all material respects at and as of the Closing Date, as though made on and as of the Closing Date (other than (A) representations and warranties that are qualified as to materiality or Ethena Material Adverse Effect (as defined below), which representations and warranties shall be true and correct in all respects or (B) representations and warranties that speak as of a specified earlier date, which representations and warranties shall be true and correct in all material respects as of such specified date), and consummation of the Closing shall constitute a reaffirmation by Ethena of each of the representations, warranties and agreements of Ethena contained in this Contribution Agreement as of the Closing Date, but without giving effect to consummation of the Transactions, or as of such earlier date, as applicable;

(ii) Ethena shall have transferred the ENA Contribution Amount in accordance with Section 2(b) and otherwise performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Contribution Agreement to be performed, satisfied or complied with by it at or prior to the Closing; and

(i) The obligations of Ethena to consummate, or cause to be consummated, the transactions contemplated by this Contribution Agreement (including the Closing) are subject to the satisfaction or waiver by Ethena of the additional conditions that, on the Closing Date:

(i) all representations and warranties of the Company, Pubco and SPAC contained in this Contribution Agreement shall be true and correct as of the Closing Date, as though made on and as of the Closing Date (other than (A) representations and warranties that are qualified as to materiality, Company Material Adverse Effect, Pubco Material Adverse Effect or SPAC Material Adverse Effect (each as defined below), which representations and warranties shall be true and correct in all respects or (B) representations and warranties that speak as of a specified earlier date, which representations and warranties shall be true and correct in all material respects as of such specified date), and consummation of the Closing shall constitute a reaffirmation by the Company, Pubco and SPAC, as the case may be, of each of their representations, warranties and agreements contained in this Contribution Agreement as of the Closing Date, but without giving effect to consummation of the Transactions, or as of such earlier date, as applicable, except, in each case, where the failure of such representations and warranties to be true and correct (whether as of the Closing Date or such earlier date), taken as a whole, does not result in a Company Material Adverse Effect, Pubco Material Adverse Effect or SPAC Material Adverse Effect;

(ii) no amendments, modifications or waivers to the terms of the BCA (as it exists on the date hereof as provided to Ethena) shall have occurred, in each case, in a manner that would reasonably be expected to materially and adversely affect the economic benefits that Ethena would reasonably expect to receive under this Contribution Agreement (unless Ethena has provided its written consent thereto);

(iii) all consents, waivers, authorizations or orders of, any notice required to be made to, and any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including the Stock Exchange (as defined below) and any stockholder approval required by applicable Stock Exchange rules and regulations) or other person in connection with the execution, delivery and performance of this Contribution Agreement (including, without limitation, the issuance of the Contribution Shares) required to be made in connection with the issuance and sale of the Contribution Shares shall have been obtained or made, except where the failure to so obtain or make would not prevent the Company and Pubco from consummating the transactions contemplated hereby, including the issuance and sale of the Contribution Shares to Ethena; and

(iv) the Company and Pubco shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Contribution Agreement to be performed, satisfied or complied with by the Company or Pubco, respectively, at or prior to the Closing.

(j) Prior to or at the Closing, Ethena shall deliver to the Company and Pubco all such other information as is reasonably requested in order for the Company to issue the Contribution Shares to Ethena, including, without limitation, the legal name of the person in whose name the Contribution Shares are to be issued (or Ethena’s nominee in accordance with its delivery instructions) and a duly completed and executed Internal Revenue Service Form W-9 or appropriate Form W-8.

Section 3. Company and Pubco Representations and Warranties. Each of the Company, solely with respect to the representations and warranties set forth below relating to the Company, and Pubco, solely with respect to the representations and warranties set forth below relating to Pubco, represents and warrants, severally and not jointly, to Ethena as of the date hereof and as of the Closing, that:

(a) The Company (i) is validly existing and in good standing under the laws of its jurisdiction of incorporation, organization or formation, (ii) has the requisite corporate power and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and to enter into and perform its obligations under this Contribution Agreement, and (iii) is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (iii), where the failure to be in good standing would not reasonably be expected to have a Company Material Adverse Effect. For purposes of this Contribution Agreement, a “Company Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to the Company that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the Company’s ability to consummate the transactions contemplated by this Contribution Agreement.

(b) Pubco (i) is validly existing and in good standing under the laws of the State of Delaware, (ii) has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as it is now being conducted and to enter into and perform its obligations under this Contribution Agreement, and (iii) is duly licensed or qualified and in good standing (to the extent applicable) in all jurisdictions in which its ownership of property or character of its activities is such as to require it to be so licensed or qualified, except, with respect to the foregoing clause (iii), where the failure to be so licensed or qualified has not and would not, individually or in the aggregate, reasonably be expected to have a Pubco Material Adverse Effect. For purposes of this Contribution Agreement, a “Pubco Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to Pubco that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on Pubco’s ability to consummate the transactions contemplated by this Contribution Agreement.

(c) The issuance and sale of the Contribution Shares, when issued pursuant to this Contribution Agreement (subject to the receipt of the ENA Contribution Amount in accordance with the terms of this Contribution Agreement), will have been duly authorized by the Company and, when issued and delivered to Ethena (or its nominee in accordance with Ethena’s delivery instructions), will be validly issued, fully paid and free and clear of all liens or other restrictions (other than those arising under this Contribution Agreement or the BCA, the Company Organizational Documents (as defined below) or applicable securities laws), and will not have been issued in violation of, or subject to, any preemptive or similar rights created under the Company Organizational Documents (as in effect at such time of issuance) or the laws of its jurisdiction of incorporation. The issuance of the shares of Pubco Class A Common Stock and Pubco Class B Common Stock in exchange for the Contribution Shares, when issued pursuant to the BCA (subject to the receipt of the Contribution Shares in accordance with the terms of the BCA), will have been duly authorized by Pubco and, when issued and delivered to Ethena (or its nominee in accordance with the Ethena’s delivery instructions), will be validly issued, fully paid and free and clear of all liens or other restrictions (other than those arising under the BCA, the Pubco organizational documents or applicable securities laws), and will not have been issued in violation of, or subject to, any preemptive or similar rights created under the Pubco organizational documents (as in effect at such time of issuance) or under the laws of its jurisdiction of incorporation.

(d) This Contribution Agreement has been duly authorized, validly executed and delivered by the Company and Pubco, and assuming the due authorization, execution and delivery of the same by Ethena and SPAC, this Contribution Agreement shall constitute the valid and legally binding obligation of the Company and Pubco, enforceable against each of the Company and Pubco in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies (collectively, the “Enforceability Exceptions”). Each of the Collaboration Agreement, the PIPE Agreements (as defined below) and the Token Purchase Agreement has been duly authorized, validly executed and delivered by the Company, and assuming the due authorization, execution and delivery of the same by the applicable counterparties, each of the Collaboration Agreement, the PIPE Agreements and the Token Purchase Agreement shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by the Enforceability Exceptions. Each of the Collaboration Agreement and the PIPE Agreements has been duly authorized, validly executed and delivered by Pubco, and assuming the due authorization, execution and delivery of the same by the applicable counterparties, each of the Collaboration Agreement and the PIPE Agreements shall constitute the valid and legally binding obligation of Pubco, enforceable against Pubco in accordance with its terms, except as such enforceability may be limited by the Enforceability Exceptions.

(e) Assuming the accuracy of the representations and warranties of Ethena set forth in Section 5, the execution and delivery of this Contribution Agreement, the issuance of the Contribution Shares hereunder, and the exchange of the Contribution Shares for the shares of Pubco Class A Common Stock and Pubco Class B Common Stock in accordance with the terms of the BCA, the compliance by the Company with all of the provisions of this Contribution Agreement applicable to the Company and the consummation of the transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, (ii) conflict with or violate any provision of, or result in the breach of, the Company’s organizational documents (“Company Organizational Documents”), or (iii) conflict with or result in any violation of any statute or any judgment, order, rule or regulation of any court governmental authority with competent jurisdiction over the Company or any of its properties except, in the case of clauses (i) and (iii), for such violations, conflicts, breaches, defaults or liens, charges or encumbrances which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(f) Assuming the accuracy of the representations and warranties of Ethena set forth in Section 5, the execution and delivery of this Contribution Agreement, the issuance of the Contribution Shares hereunder and the exchange of the Contribution Shares for the shares of Pubco Class A Common Stock and Pubco Class B Common Stock in accordance with the terms of the BCA, the compliance by Pubco with all of the provisions of this Contribution Agreement applicable to Pubco and the consummation of the transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Pubco pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Pubco is a party or by which Pubco is bound or to which any of the property or assets of Pubco is subject, (ii) conflict with or violate any provision of, or result in the breach of, Pubco’s organizational documents, or (iii) conflict with or result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental authority with competent jurisdiction over Pubco or any of its properties except, in the case of clauses (i) and (iii), for such violations, conflicts, breaches, defaults or liens, charges or encumbrances which would not, individually or in the aggregate, reasonably be expected to have a Pubco Material Adverse Effect.

(g) Assuming the accuracy of the representations and warranties of Ethena set forth in Section 5, neither the Company nor Pubco is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or governmental authority with competent jurisdiction, self-regulatory organization (including any stock exchange on which the Pubco Class A Common Stock will be listed (the “Stock Exchange”) or other person in connection with the execution, delivery and performance of this Contribution Agreement, other than (i) filings required by applicable state securities laws, (ii) the filing of the Registration Statement (as defined below) pursuant to Section 6, (iii) filings required by the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules of United States Securities and Exchange Commission (the “Commission”), including the registration statement on Form S-4 with respect to the Transactions and the proxy statement/prospectus included therein (the “Form S-4”), (iv) filings required by the Stock Exchange, including with respect to obtaining SPAC shareholder approval of the Transactions, (v) filings required to consummate the Transactions as provided under the BCA, (vi) filings in connection with or as a result of any publicly available written guidance, comments, requirements or requests of the SEC staff under the Securities Act (the “SEC Guidance”) and (vii) those the failure of which to obtain would not have a Company Material Adverse Effect or a Pubco Material Adverse Effect, as applicable.

(h) Except for such matters as have not had and would not reasonably be expected to have a Company Material Adverse Effect or Pubco Material Adverse Effect, there is no (i) suit, action, proceeding or arbitration before a governmental authority or arbitrator with competent jurisdiction pending, or, to the knowledge of the Company or Pubco, threatened in writing against the Company or Pubco or (ii) judgment, decree, injunction, ruling or order of any governmental authority or arbitrator with competent jurisdiction outstanding against the Company or Pubco, as applicable.

(i) Assuming the accuracy of Ethena’s representations and warranties set forth in Section 5, no registration under the Securities Act or any state securities (or Blue Sky) laws is required for the offer and sale of the Contribution Shares by the Company to Ethena.

(j) None of the Company, Pubco or any person acting on their behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Contribution Shares. The Contribution Shares are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws. None of the Company, Pubco or any person acting on their behalf has, directly or indirectly, at any time within the past thirty (30) calendar days, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Contribution Shares as contemplated hereby or the issuance of Company Class A Stock to certain other investors as contemplated by those certain subscription agreements entered into in connection with the Transactions (such shares, the “PIPE Shares” and such agreements, the “PIPE Agreements”) or (ii) cause the offering of the Contribution Shares pursuant to this Contribution Agreement or the PIPE Shares pursuant to the PIPE Agreements to be integrated with prior offerings by the Company or Pubco for purposes of the Securities Act or any applicable stockholder approval provisions. None of the Company, Pubco or any person acting on their behalf has offered or sold or will offer or sell any securities, or has taken or will take any other action, which would reasonably be expected to subject the offer, issuance or sale of the Contribution Shares as contemplated hereby or the PIPE Shares as contemplated by the PIPE Agreements, to the registration provisions of the Securities Act.

(k) No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3) of the Securities Act is applicable.

(l) The Company is in compliance in all material respects with, and has not received any written communication from a governmental authority with competent jurisdiction that alleges that the Company is not in compliance in all material respects with, or is in default or violation of, the applicable provisions of the Securities Act, the Exchange Act and the rules and regulations of the Commission, except, in each case, where such non-compliance, default, or violation would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(m) Pubco is in compliance in all material respects with, and has not received any written communication from a governmental authority with competent jurisdiction that alleges that Pubco is not in compliance in all material respects with, or is in default or violation of, the applicable provisions of the Securities Act and the rules and regulations of the Commission, except, in each case, where such non-compliance, default, or violation would not, individually or in the aggregate, reasonably be expected to have a Pubco Material Adverse Effect. For the avoidance of doubt, this representation and warranty shall not apply to the extent any of the foregoing matters arise from or relate to the SEC Guidance.

(n) Upon consummation of the Transactions, the Pubco Class A Common Stock will be registered pursuant to Section 12(b) of the Exchange Act and will be listed for trading on the Stock Exchange, and the Pubco Class A Common Stock will be approved for listing on Nasdaq or another national securities exchange, subject to official notice of issuance.

(o) No broker or finder is entitled to any brokerage or finder’s fee or commission solely in connection with the issuance of the Contribution Shares to Ethena.

(p) As of the date hereof and prior to giving effect to the Transactions: (i) 0 shares of Company Class A Common Stock were issued and outstanding; (ii) 100,000 shares of Company Class B Common Stock were issued and outstanding; and (iii) no shares of preferred stock of the Company were issued and outstanding. All issued and outstanding shares of Company Common Stock have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to preemptive or similar rights. The Company has no subsidiaries and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no shareholder agreements, voting trusts or other agreements or understandings to which the Company is a party or by which it is bound relating to the voting of any shares of Company Common Stock or other equity interests in the Company, other than as contemplated by the BCA or as described in the forms, reports, schedules, statements, registration statements, prospectuses, and other documents filed or furnished as of the date hereof by SPAC with the Commission under the Securities Act and/or the Exchange Act (collectively, and together with any amendments, restatements or supplements thereto, the “SEC Documents”). There are no securities or instruments issued by or to which the Company is a party containing anti-dilution or similar provisions that will be triggered, and not fully waived by the holder of such securities or instruments pursuant to a written agreement or consent, by the issuance of the Contribution Shares.

(q) None of the Company, Pubco, and any of their respective controlled affiliates (i) is, or will be at or immediately after the Closing, a person of a country of concern, as such term is defined in 31 C.F.R. § 850.221 (a “Covered Person”), (ii) directly or indirectly hold, or will hold at or immediately after the Closing, a board seat on, a voting or equity interest in, or any contractual power to direct or cause the direction of the management or policies of, any Covered Person, or (iii) is engaged, or has plans to engage, or will be engaged at or immediately after the Closing, directly or indirectly, in a “covered activity,” as such term is defined in 31 C.F.R. § 850.208.

(r) None of the Company, Pubco or any of their respective directors, officers, employees, or, to the knowledge of the Company or Pubco, any of their respective agents, affiliates or representatives, is or has been in the past five (5) years the subject of any investigation, inquiry, or enforcement action by any governmental or regulatory authority regarding any violation or alleged violation of any applicable anti-money laundering laws, anti-corruption laws (including the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”)), economic sanctions laws or regulations (including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”)), or anti-terrorism financing laws.

Section 4. SPAC Representations and Warranties. SPAC represents and warrants to Ethena, as of the date hereof and as of the Closing, that:

(a) SPAC (i) is validly existing and in good standing under the laws of its jurisdiction of incorporation, organization or formation, (ii) has the requisite corporate power and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and to enter into and perform its obligations under this Contribution Agreement, and (iii) is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (iii), where the failure to be in good standing would not reasonably be expected to have a SPAC Material Adverse Effect. For purposes of this Contribution Agreement, a “SPAC Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to SPAC that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on SPAC’s ability to consummate the transactions contemplated by this Contribution Agreement.

(b) This Contribution Agreement has been duly authorized, validly executed and delivered by the SPAC and assuming the due authorization, execution and delivery of the same by the Company, Pubco and Ethena, this Contribution Agreement shall constitute the valid and legally binding obligation of the SPAC, enforceable against the SPAC in accordance with its terms, except as such enforceability may be limited by the Enforceability Exceptions.

(c) Assuming the accuracy of the representations and warranties of Ethena set forth in Section 5, the execution and delivery of this Contribution Agreement, the issuance of the Contribution Shares hereunder, the compliance by SPAC with all of the provisions of this Contribution Agreement applicable to SPAC and the consummation of the transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of SPAC pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which SPAC is a party or by which SPAC is bound or to which any of the property or assets of SPAC is subject, (ii) conflict with or violate any provision of, or result in the breach of, SPAC’s organizational documents, or (iii) conflict with or result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental authority with competent jurisdiction over SPAC or any of its properties except, in the case of clauses (i) and (iii), for such violations, conflicts, breaches, defaults or liens, charges or encumbrances which would not, individually or in the aggregate, reasonably be expected to have a SPAC Material Adverse Effect.

(d) Assuming the accuracy of the representations and warranties of Ethena set forth in Section 5, SPAC is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or governmental authority with competent jurisdiction, self-regulatory organization, including any Stock Exchange or other person in connection with the execution, delivery and performance of this Contribution Agreement, other than (i) filings required by applicable state securities laws, (ii) filings required by the Securities Act, the Exchange Act, and the rules of the Commission, and (iii) filings required to consummate the Transactions as provided in the BCA.

(e) No Disqualification Event is applicable to SPAC, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3) of the Securities Act is applicable.

(f) Assuming the accuracy of the representations and warranties of Ethena set forth in Section 5, SPAC is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or governmental authority with competent jurisdiction, self-regulatory organization (including any Stock Exchange on which the Pubco Class A Common Stock will be listed) or other person in connection with the execution, delivery and performance of this Contribution Agreement, other than (i) filings required by applicable state securities laws, (ii) filings required by the Securities Act, the Exchange Act, and the rules of the Commission, including the registration statement on the Form S-4, (iii) filings required by the Stock Exchange, including with respect to obtaining SPAC shareholder approval of the Transactions, (iv) filings required to consummate the Transactions as provided under the BCA, (v) filings in connection with or as a result of any SEC Guidance and (vi) those the failure of which to obtain would not have a SPAC Material Adverse Effect.

(g) Except for such matters as have not had and would not reasonably be expected to have a SPAC Material Adverse Effect, there is no (i) suit, action, proceeding or arbitration before a governmental authority or arbitrator with competent jurisdiction pending, or, to the knowledge of SPAC, threatened in writing against SPAC or (ii) judgment, decree, injunction, ruling or order of any governmental authority or arbitrator with competent jurisdiction outstanding against SPAC, as applicable.

(h) Neither SPAC, nor any of its directors, officers, employees, or, to the knowledge of SPAC, any of their respective agents, affiliates or representatives, is or has been in the past five (5) years the subject of any investigation, inquiry, or enforcement action by any governmental or regulatory authority regarding any violation or alleged violation of any applicable anti-money laundering laws, anti-corruption laws (including the FCPA), economic sanctions laws or regulations (including those administered by OFAC), or anti-terrorism financing laws.

(i) Neither SPAC nor any person acting on their behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Contribution Shares. The Contribution Shares are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws. Neither SPAC nor any person acting on their behalf has, directly or indirectly, at any time within the past thirty (30) calendar days, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Contribution Shares as contemplated hereby or the PIPE Shares as contemplated by the PIPE Agreements or (ii) cause the offering of the Contribution Shares pursuant to this Contribution Agreement or the PIPE Shares pursuant to the PIPE Agreements to be integrated with prior offerings by SPAC for purposes of the Securities Act or any applicable stockholder approval provisions. Neither SPAC nor any person acting on their behalf has offered or sold or will offer or sell any securities, or has taken or will take any other action, which would reasonably be expected to subject the offer, issuance or sale of the Contribution Shares as contemplated hereby or the PIPE Shares as contemplated by the PIPE Agreements, to the registration provisions of the Securities Act.

(j) SPAC is in compliance in all material respects with, and has not received any written communication from a governmental authority with competent jurisdiction that alleges that the SPAC is not in compliance in all material respects with, or is in default or violation of, the applicable provisions of (i) the Securities Act, the Exchange Act, and the rules and regulations thereunder, (ii) the rules and regulations of the Commission and (iii) the rules of the Stock Exchange, except, in each case, where such non-compliance, default, or violation would not, individually or in the aggregate, reasonably be expected to have a SPAC Material Adverse Effect.

(k) As of the date hereof and prior to giving effect to the Transactions: (i) 5,834,076 shares of SPAC Class A Ordinary Shares were issued and outstanding; (ii) 105,000 shares of SPAC Class B Ordinary Shares were issued and outstanding; and (iii) no shares of preference shares, par value $0.0001 per share of SPAC were issued and outstanding. All issued and outstanding shares of SPAC Ordinary Shares have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to preemptive or similar rights. Except as disclosed in the SEC Documents, SPAC has no subsidiaries and does not own, directly or indirectly, interests or investments (whether equity or debt) in any person, whether incorporated or unincorporated. There are no shareholder agreements, voting trusts or other agreements or understandings to which SPAC is a party or by which it is bound relating to the voting of any shares of SPAC Ordinary Shares or other equity interests in SPAC, other than as contemplated by the BCA and related documents or as described in the SEC Documents. There are no securities or instruments issued by or to which SPAC is a party containing anti-dilution or similar provisions that will be triggered, and not fully waived by the holder of such securities or instruments pursuant to a written agreement or consent, by the issuance of the Contribution Shares.

Section 5. Ethena Representations and Warranties. Ethena represents and warrants to the Company, SPAC and Pubco, as of the date hereof and as of the Closing, that:

(a) Ethena (i) has been duly formed and is validly existing and in good standing under the laws of its jurisdiction of formation or incorporation and (ii) has the requisite power and authority to enter into, and perform its obligations under, this Contribution Agreement.

(b) This Contribution Agreement has been duly authorized, validly executed and delivered by Ethena. Assuming the due authorization, execution and delivery of the same by SPAC, the Company and Pubco, this Contribution Agreement shall constitute the valid and legally binding obligation of Ethena, enforceable against Ethena in accordance with its terms, subject to the Enforceability Exceptions.

(c) Ethena has all rights, title and interest in and to the Contributed ENA Tokens to be contributed by it to the Company pursuant to this Contribution Agreement, (ii) such Contributed ENA Tokens are held in a digital wallet held or operated by or on behalf of Ethena at or by an appropriately regulated custodian and/or in accordance with industry-standard security practices (the “Ethena Digital Wallet”) and neither such Contributed ENA Tokens nor the Ethena Digital Wallet is subject to any liens, encumbrances or other restrictions, (iii) Ethena has taken commercially reasonable steps to protect its Ethena Digital Wallet and such Contributed ENA Tokens and (iv) Ethena has the exclusive ability to control Ethena Digital Wallet, including by use of “private keys” or other equivalent means or through custody arrangements or other equivalent means.

(d) The execution, delivery and performance of this Contribution Agreement, the contribution of the ENA Contribution Amount hereunder, the compliance by Ethena with all of the provisions of this Contribution Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Ethena pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Ethena is a party or by which Ethena is bound or to which any of the property or assets of Ethena is subject; (ii) if Ethena is a legal entity, the organizational documents of Ethena; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental authority with competent jurisdiction over Ethena or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have an Ethena Material Adverse Effect. For purposes of this Contribution Agreement, an “Ethena Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to Ethena that, individually or in the aggregate, would reasonably be expected to materially impair or materially delay Ethena’s performance of its obligations under this Contribution Agreement, including the contribution of the ENA Contribution Amount.

(e) Ethena (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3), or (7) under the Securities Act) satisfying the applicable requirements set forth on Annex A hereto, (ii) is an “institutional investor” (as defined in FINRA Rule 2111), (iii) if located or resident in a member state of the European Economic Area, is a “qualified investor” within the meaning of Article 2 of Regulation (EU) 2017/1129 (as amended, the “EU Prospectus Regulation”), (iv) if located or resident in the United Kingdom, is a “qualified investor” within the meaning of Article 2 of Regulation (EU) 2017/1129 as it forms part of domestic law in the United Kingdom by virtue of the European Union (Withdrawal) Act 2018 (the “UK Prospectus Regulation”) who is also (x) an investment professional falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the “Order”); (y) a high net worth entity falling within Article 49(2)(a) to (d) of the Order; or (z) a person to whom an invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (as amended, the “FSMA”)) in connection with the issue or sale of the Contribution Shares may be lawfully communicated or caused to be communicated, (v) is acquiring the Contribution Shares only for its own account and not for the account of others, or if Ethena is acquiring the Contribution Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) and Ethena has sole investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (vi) is not acquiring the Contribution Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or other applicable securities laws (and has provided the Company and Pubco with the requested information on Annex A following the signature page hereto). Ethena is not an entity formed for the specific purpose of acquiring the Contribution Shares.

(f) Ethena acknowledges and agrees that the Contribution Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Contribution Shares have not been registered under the Securities Act and that neither the Company, SPAC nor Pubco is required to register the Contribution Shares except as set forth in Section 6. Ethena acknowledges and agrees that the Contribution Shares may not be offered, resold, transferred, pledged or otherwise disposed of by Ethena absent an effective registration statement under the Securities Act, except (i) to the Company, SPAC, Pubco or a subsidiary thereof, (ii) pursuant to an applicable exemption from the registration requirements of the Securities Act, and, in each of clauses (i)-(ii), in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates or account entries representing the Contribution Shares shall contain a restrictive legend to such effect. Ethena acknowledges and agrees that the Contribution Shares will be subject to these securities law transfer restrictions, and as a result of these transfer restrictions, Ethena may not be able to readily offer, resell, transfer, pledge or otherwise dispose of the Contribution Shares and may be required to bear the financial risk of an investment in the Contribution Shares for an indefinite period of time. Ethena acknowledges and agrees that, unless the Contribution Shares are earlier registered on the Form S-4 or a Registration Statement, the Contribution Shares will not be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”) until at least one year following the filing of certain required information with the Commission after the Closing Date. Ethena acknowledges and agrees that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Contribution Shares.

(g) Ethena understands and agrees that Ethena is purchasing the Contribution Shares directly from the Company. Ethena further acknowledges that there have not been, and Ethena hereby agrees that it is not relying on, any representations, warranties, covenants or agreements made to Ethena by the Company, SPAC, Pubco or any of their respective affiliates or any of such person’s or its or their respective affiliates’ control persons, officers, directors, partners, members, managing members, managers, agents, employees or other representatives, legal counsel, financial advisors, accountants or agents (collectively, “Representatives”), any other party to the Transactions or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of the Company, SPAC or Pubco set forth in this Contribution Agreement, and Ethena is not relying on any other purported representations, warranties, covenants, agreements or statements (including by omission), which are hereby disclaimed by Ethena.

(h) In making its decision to aquire the Contribution Shares, Ethena has relied solely upon an independent investigation made by Ethena and the Company’s, Pubco’s and SPAC’s respective representations in this Contribution Agreement. Ethena has not relied on any statements or other information provided by or on behalf of the Company, SPAC or Pubco concerning the Company, SPAC, Pubco, the Contribution Shares or the Contribution, and has been offered the opportunity to ask questions of the Company, SPAC and Pubco and has received answers thereto, including on the financial information, as Ethena deemed necessary in connection with its decision to purchase the Contribution Shares. Ethena acknowledges and agrees that Ethena has had access to, has received, and has had an adequate opportunity to review, such information as Ethena deems necessary in order to make an investment decision with respect to the Contribution Shares, including with respect to the Company, SPAC, Pubco and the Transactions, and Ethena has made its own assessment and is satisfied concerning the relevant financial, tax and other economic considerations relevant to Ethena’s investment in the Contribution Shares. Without limiting the generality of the foregoing, Ethena acknowledges that it has reviewed SPAC’s filings with the Commission. Ethena represents and agrees that Ethena and Ethena’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as Ethena and Ethena’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Contribution Shares, including but not limited to information concerning the Company, SPAC, Pubco, the BCA, and the Contribution.

(i) Ethena acknowledges and agrees that none of the Company, SPAC, Pubco nor their respective affiliates or any of such person’s or its or their respective affiliates’ Representatives has provided Ethena with any advice with respect to the Contribution Shares. None of the Company, SPAC, Pubco or any of their respective affiliates or Representatives has made or makes any representation or warranty, whether express or implied, of any kind or character as to the Company SPAC, Pubco or the quality or value of the Contribution Shares.

(j) Ethena acknowledges that (i) the Company, SPAC, Pubco and their respective Representatives hereafter may come into possession of, information regarding the Company, SPAC or Pubco that is material non-public information and is not known to Ethena (“Excluded Information”), (ii) Ethena has determined to enter into this Contribution Agreement to acquire the Contribution Shares notwithstanding Ethena’s lack of knowledge of the Excluded Information, and (iii) none of the Company, SPAC nor Pubco shall have liability to Ethena, and Ethena hereby waives and releases any claims Ethena may have against the Company, SPAC and/or Pubco, to the maximum extent permitted by law, with respect to the nondisclosure of the Excluded Information.

(k) Ethena became aware of this offering of the Contribution Shares solely by means of direct contact between Ethena, on the one hand, and the Company, SPAC or Pubco (and their Representatives), on the other, and the Contribution Shares were offered to Ethena solely by direct contact between Ethena, on the one hand, and the Company, SPAC or Pubco (and their Representatives), on the other, or their respective affiliates. Ethena did not become aware of this offering of the Contribution Shares, nor were the Contribution Shares offered to Ethena, by any other means, and none of the Company, SPAC or Pubco or their respective Representatives acted as investment advisor, broker or dealer to Ethena. Ethena acknowledges that the Contribution Shares (i) were not offered by any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

(l) Ethena acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Contribution Shares, including those set forth in the SEC Documents. Ethena has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Contribution Shares, and Ethena has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as Ethena has considered necessary to make an informed investment decision. Ethena (i) is an institutional account as defined in FINRA Rule 4512(c) and an institutional “accredited investor” as defined in Rule 501(a) under the Securities Act, (ii) is a sophisticated institutional investor, experienced in investing in business transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, and (iii) has exercised independent judgment in evaluating its participation in the purchase of the Contribution Shares.

(m) Ethena has adequately analyzed and fully considered the risks of an investment in the Contribution Shares and determined that the Contribution Shares are a suitable investment for Ethena and that Ethena is able at this time and in the foreseeable future to bear the economic risk of a total loss of Ethena’s investment in Pubco. Ethena acknowledges specifically that a possibility of total loss exists.

(n) Ethena understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Contribution Shares or made any findings or determination as to the fairness of this investment.

(o) Neither Ethena nor any of its affiliates, officers, directors, managers, managing members, general partners or any other person acting in a similar capacity or carrying out a similar function is (i) a person (including individual or entity) that is the target or the subject of economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by relevant governmental authorities with competent jurisdiction, including, but not limited to those administered by the U.S. government through OFAC and the U.S. Department of State, the United Nations Security Council, the European Union or any EU member state, or the United Kingdom (including His Majesty’s Treasury of the United Kingdom) (collectively, “Sanctions”), (ii) a person or entity listed on the List of Specially Designated Nationals and Blocked Persons administered by OFAC, or in any Executive Order issued by the President of the United States and administered by OFAC, or any other any Sanctions-related list of sanctioned persons maintained by OFAC, the Department of Commerce or the U.S. Department of State, the United Nations Security Council, the European Union, any EU member state, or the United Kingdom (collectively, “Sanctions Lists”), (iii) organized, incorporated, established, located, resident or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the so-called Donetsk People’s Republic, or the so-called Luhansk People’s Republic regions of Ukraine, as well as the non-controlled regions of the oblasts of Zaporizhzhia and Kherson or any other country or territory embargoed or subject to substantial trade restrictions by the United States, the European Union or any individual European Union member state, or the United Kingdom; (iv) directly or indirectly owned or controlled (as ownership and control are defined and interpreted under applicable sanctions), or acting on behalf or at the direction of, any such person or persons described in any of the foregoing clauses (i) through (iv), except in each case as permitted under Sanctions laws; or (v) a non-U.S. institution that accepts currency for deposit and that has no physical presence in the jurisdiction in which it is incorporated or in which it is operating, as the case may be, and is unaffiliated with a regulated financial group that is subject to consolidated supervision (a “non-U.S. shell bank”) or providing banking services indirectly to a non-U.S. shell bank (collectively, (i) through (v), a “Prohibited Investor”). Ethena agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law; provided that Ethena is permitted to do so under applicable law. Ethena represents that (i) if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that Ethena maintains policies and procedures to ensure compliance with its obligations under the BSA/PATRIOT Act, and (ii) to the extent required, it maintains policies and procedures reasonably designed to ensure compliance with the anti-corruption and anti-money laundering-related laws administered and enforced by other governmental authorities with competent jurisdiction. Ethena also represents that it maintains policies and procedures reasonably designed to ensure compliance with Sanctions. Ethena further represents and warrants that, to its knowledge, (i) none of the funds held by Ethena and used to purchase the Contribution Shares are or will be derived from transactions directly or indirectly with or for the benefit of any Prohibited Investor, (ii) such funds are from legitimate sources and do not constitute the proceeds of criminal conduct or criminal property, (iii) such funds do not originate from and have not been routed through an account maintained at a non-U.S. shell bank; and (iv) it maintains policies and procedures reasonably designed to ensure the funds held by Ethena and used to purchase the Contribution Shares were legally derived and were not obtained, directly or indirectly, from a Prohibited Investor or from or through a non-U.S. shell bank.

(p) No foreign person (as defined in 31 C.F.R. Part 800.224) in which the national or subnational governments of a single foreign state have a substantial interest (as defined in 31 C.F.R. Part 800.244) will acquire a substantial interest in the Company as a result of the purchase and sale of Contribution Shares hereunder, and no foreign person will have control (as defined in 31 C.F.R. Part 800.208) over the Company from and after the Closing as a result of the purchase and sale of Contribution Shares hereunder.

(q) Ethena has or has commitments to have and, when required to deliver the ENA Contribution Amount pursuant to Section 2, Ethena will have sufficient ENA Token to contribute to satisfy the ENA Contribution Amount pursuant to Section 2.

(r) Ethena acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, the Company, SPAC or Pubco, or any of their respective affiliates or Representatives), other than the representations and warranties of the Company and Pubco contained in Section 3 and of the SPAC contained in Section 4, in making its investment or decision to invest in the Company.

(s) No broker or finder is entitled to any brokerage or finder’s fee or commission to be paid by Ethena solely in connection with the issuance of the Contribution Shares to Ethena.

(t) At all times on or prior to the Closing Date, Ethena has no binding commitment to dispose of, or otherwise transfer (directly or indirectly), any of the Contribution Shares, other than binding commitments it may have to transfer and/or pledge such Contribution Shares upon Closing to a prime broker under and in accordance with its prime brokerage agreement with such broker.

(u) Ethena hereby agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with Ethena, shall, directly or indirectly, engage in any hedging activities or execute any Short Sales with respect to the securities of SPAC or Pubco from the date of this Contribution Agreement until the Closing or the earlier termination of this Contribution Agreement in accordance with its terms. “Short Sales” shall mean all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act and all short positions effected through any direct or indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), short sales or other short transactions through non-U.S. broker dealers or foreign regulated brokers. Notwithstanding the foregoing, (i) nothing herein shall prohibit other entities under common management with Ethena from entering into any Short Sales and (ii) in the case of a Ethena that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of Ethena’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to enter into the Contribution, subject in each of clauses (i) and (ii), to the obligations of Ethena and such other entities under applicable law.

(v) Ethena is not currently (and at all times through the Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of equity securities of SPAC or Pubco (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

(w) Ethena will not acquire a substantial interest (as defined in 31 C.F.R. Part 800.244) in the Company or Pubco as a result of the acquisition of the Contribution Shares.

(x) Ethena acknowledges its obligations under applicable securities laws with respect to the treatment of non-public information relating to the Company, SPAC and Pubco.

(y) Ethena covenants that neither it, nor any affiliate acting on its behalf or pursuant to any understanding with it, has executed or will execute any purchases or sales of any of securities of SPAC during the period that commenced at the time that Ethena first learned of the transactions contemplated hereunder and ending at such time that the transactions contemplated by this Contribution Agreement are first publicly announced pursuant to the initial press release as described in Section 9(u). Ethena covenants that until such time as the transactions contemplated by this Contribution Agreement are publicly disclosed by SPAC pursuant to the initial press release as described in Section 9(u), Ethena will maintain the confidentiality of the existence and terms of the Contribution and the Transactions and the transactions contemplated hereby. Notwithstanding the foregoing and notwithstanding anything contained in this Contribution Agreement to the contrary, SPAC, the Company and Pubco expressly acknowledge and agree that Ethena shall have no duty of confidentiality as set forth in this Section 5(y) to SPAC, the Company or Pubco after the issuance of the initial press release as described in Section 9(u). Notwithstanding the foregoing, in the case that Ethena is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of Ethena’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of Ethena’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Contribution Shares covered by this Contribution Agreement.

Section 6. Registration of Contribution Shares.

(a) SPAC and Pubco agree to use commercially reasonable efforts to cause the Converted Class A Contribution Shares (such securities, the “Registrable Securities”) to be registered on the Form S-4. SPAC and Pubco’s obligations to include the Registrable Securities in the Form S-4 are contingent upon Ethena promptly furnishing any information reasonably requested by SPAC or Pubco for purposes of making applicable disclosures in the Form S-4.

(b) To the extent that any Registrable Securities are unable to be included on the Form S-4, then, subject to Section 6(c), Pubco agrees that, as soon as practicable but in no event later than forty-five (45) calendar days following the Closing Date, Pubco shall use its commercially reasonable efforts to file with the Commission (at Pubco’s sole cost and expense) a registration statement registering the resale of such Registrable Securities (such registration statement, the “Registration Statement”), and Pubco shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but in any event no later than ninety (90) calendar days after the Closing Date (the “Effectiveness Deadline”); provided, that the Effectiveness Deadline shall be extended by a maximum of ninety (90) calendar days after the Closing Date if the Registration Statement is reviewed by, and comments thereto are provided from, the Commission; provided, further that Pubco shall request the Registration Statement declared effective promptly after the date Pubco is notified (orally or in writing, whichever is earlier) by the staff of the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review; provided, further, that (i) if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business and (ii) if the Commission is closed for operations due to a government shutdown, the Effectiveness Deadline shall be extended by the same number of calendar days as the number of calendar days during which the Commission remains closed. Pubco will provide a draft of the Registration Statement to Ethena at least two (2) Business Days in advance of the date of filing the Registration Statement with the Commission. Unless otherwise agreed to in writing by Ethena prior to the filing of the Registration Statement, Ethena shall not be identified as a statutory underwriter in the Registration Statement unless the Commission requests that Ethena be identified as a statutory underwriter; provided, that if the Commission requests that Ethena be identified as a statutory underwriter in the Registration Statement, Ethena will have the opportunity to withdraw from the Registration Statement upon its prompt written request to Pubco. Notwithstanding the foregoing, if the Commission or its regulations prevent Pubco from including any or all of the Registrable Securities proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Securities by the applicable stockholders or otherwise, such Registration Statement shall register for resale such number of Registrable Securities which is equal to the maximum number of Registrable Securities as is permitted by the Commission. In such event, the number of Registrable Securities shall be reduced pro rata among all such selling stockholders and as promptly as practicable after being permitted to register additional Registrable Securities under Rule 415 under the Securities Act, Pubco shall amend the Registration Statement or file one or more new Registration Statement(s) (with such amendment or new Registration Statement also being deemed to be a “Registration Statement” hereunder) to register such additional Registrable Securities and use commercially reasonable efforts to cause such amendment or Registration Statement(s) to become effective as promptly as practicable after the filing thereof, but in any event no later than thirty (30) calendar days after the filing of such Registration Statement (the “Additional Effectiveness Deadline”); provided, that the Additional Effectiveness Deadline shall be extended to ninety (90) calendar days after the filing of such Registration Statement, including any new Registration Statement or amended Registration Statement, if such Registration Statement is reviewed by, and comments thereto are provided from, the Commission; provided, further, that Pubco shall request that such Registration Statement be declared effective promptly after the date Pubco is notified (orally or in writing, whichever is earlier) by the staff of the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review; provided, further, that (i) if such day falls on a Saturday, Sunday or other day that the Commission is closed for business, the Additional Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business and (ii) if the Commission is closed for operations due to a government shutdown, the Effectiveness Deadline shall be extended by the same number of calendar days as the number of calendar days during which the Commission remains closed. Any failure by Pubco to file a Registration Statement by the Effectiveness Deadline or Additional Effectiveness Deadline shall not otherwise relieve Pubco of its obligations to file or effect a Registration Statement as set forth in this Section 6.

(c) Notwithstanding anything to the contrary, if at any time prior to the End Date (as defined below) Pubco determines that it is eligible to register the Registrable Securities on a Registration Statement on Form S-3 (“Form S-3”), then Pubco shall use commercially reasonable efforts to (i) as promptly as possible, but in no event more than fifteen (15) Business Days after such determination is made by Pubco, convert the Registration Statement to a Form S-3; (ii) have such Registration Statement declared effective by the Commission; and (iii) keep such Registration Statement effective during the period during which such Registration Statement is required to be kept effective in accordance with this Subscription Agreement. Pubco agrees that, except for such times as Pubco is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, Pubco will use its commercially reasonable efforts to cause such Registration Statement to remain effective with respect to Ethena, including to prepare and file any post-effective amendment to such Registration Statement or a supplement to the related prospectus such that the prospectus will not include any untrue statement or a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, until the earliest to occur of (i) the date on which Ethena ceases to hold any Registrable Securities issued pursuant to this Contribution Agreement and (ii) the first date on which Ethena can sell all of its Registrable Securities issued pursuant to this Contribution Agreement (or shares received in exchange therefor) under Rule 144 of the Securities Act without limitation as to the manner of sale or the amount of such securities that may be sold and without the requirement for Pubco to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) (the earliest of clauses (i) and (ii), the “End Date”). Prior to the End Date, Pubco (i) will use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable; (ii) file all reports, and provide all customary and reasonable cooperation, necessary to enable Ethena to resell Registrable Securities pursuant to the Registration Statement; and (iii) qualify the Registrable Securities for listing on the Stock Exchange and update or amend the Registration Statement as necessary to include Registrable Securities. Pubco will use its commercially reasonable efforts to (A) for so long as Ethena holds Registrable Securities, make and keep public information available (as those terms are understood and defined in Rule 144) and file with the Commission in a timely manner all reports and other documents required of Pubco under the Exchange Act so long as Pubco remains subject to such requirements to enable Ethena to resell the Registrable Securities pursuant to Rule 144, (B) at the reasonable request of Ethena, deliver all the necessary documentation to cause Pubco’s transfer agent to remove all restrictive legends from any Registrable Securities being sold under the Registration Statement or pursuant to Rule 144 at the time of sale of the Registrable Securities, and (C) cause its legal counsel to deliver to the transfer agent the necessary legal opinions required by the transfer agent, if any, in connection with the instruction under clause (B) upon the receipt of Ethena representation letters and such other customary supporting documentation as requested by (and in a form reasonably acceptable to) such counsel. Ethena agrees to disclose its beneficial ownership, as determined in accordance with Rule 13d-3 of the Exchange Act, of Registrable Securities to Pubco (or its successor) as may be reasonably required to enable Pubco to make the determination described above.

(d) Pubco’s obligations to include the Registrable Securities in the Registration Statement are contingent upon Ethena furnishing in writing to Pubco a completed selling stockholder questionnaire in customary form that contains such information regarding Ethena, the securities of Pubco held by Ethena and the intended method of disposition of the Registrable Securities as shall be reasonably requested by Pubco to effect the registration of the Registrable Securities, and Ethena shall execute such documents in connection with such registration as Pubco may reasonably request that are customary of a selling stockholder in similar situations, including providing that Pubco shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement (i) during any customary blackout or similar period or as permitted hereunder and (ii) as may be necessary in connection with the preparation and filing of a post-effective amendment to the Registration Statement following the filing of Pubco’s Annual Report on Form 10-K for its first completed fiscal year following the effective date of the Registration Statement; provided, that Pubco shall request such information from Ethena, including the selling stockholder questionnaire, at least five (5) Business Days prior to the anticipated date of filing the Registration Statement with the Commission. In the case of the registration effected by Pubco pursuant to this Contribution Agreement, Pubco shall, upon reasonable request, inform Ethena as to the status of such registration. Ethena shall not be entitled to use the Registration Statement for an underwritten offering of Registrable Securities. Notwithstanding anything to the contrary contained herein, Pubco may from time to time require Ethena not to sell under the Registration Statement or suspend the use or effectiveness of any such Registration Statement if (A) it determines in good faith that in order for the registration statement to not contain a material misstatement or omission, an amendment thereto would be needed, including as a result of any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information, (B) such filing or use would materially affect a bona fide business or financing transaction of Pubco or would require premature disclosure of information that would materially adversely affect Pubco, (C) in the good faith judgment of the majority of the members of Pubco’s board of directors, such filing or effectiveness or use of such Registration Statement would be seriously detrimental to Pubco, (D) the majority of the board determines to delay the filing or initial effectiveness of, or suspend use of, a Registration Statement and such delay or suspension arises out of, or is a result of, or is related to or is in connection with the SEC Guidance or future Commission guidance directed at special purpose acquisition companies or companies that have consummated a business combination with a special purpose acquisition company, or any related disclosure or related matters, or (E) as may be necessary in connection with the preparation and filing of a post-effective amendment to the Registration Statement following the filing of Pubco’s Annual Report on Form 10-K for its first completed fiscal year following the effective date of the Registration Statement (each such circumstance, a “Suspension Event”); provided, that, (x) Pubco shall not so delay filing or so suspend the use of the Registration Statement for a period of more than forty-five (45) consecutive days or more than ninety (90) total calendar days in any consecutive three hundred sixty (360) day period, or more than two (2) times in any consecutive three hundred sixty (360) day period and (y) Pubco shall use commercially reasonable efforts to make such registration statement available for the sale by Ethena of such securities as soon as practicable thereafter.

(e) Upon receipt of any written notice from Pubco of the happening of (i) an issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose, which notice shall be given no later than three (3) Business Days from the date of such event, (ii) any Suspension Event during the period that the Registration Statement is effective, which notice shall be given no later than three (3) Business Days from the date of such Suspension Event, or (iii) if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made (in the case of the prospectus) not misleading, Ethena agrees that (1) it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement until Ethena receives copies of a supplemental or amended prospectus (which Pubco agrees to use commercially reasonable efforts to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by Pubco that it may resume such offers and sales and (2) it will maintain the confidentiality of any information included in such written notice delivered by Pubco unless otherwise required by law, subpoena or regulatory request or requirement. If so directed by Pubco, Ethena will deliver to Pubco or, in Ethena’s sole discretion destroy, all copies of the prospectus covering the Registrable Securities in Ethena’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Registrable Securities shall not apply (w) to the extent Ethena is required to retain a copy of such prospectus (A) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (B) in accordance with a bona fide pre-existing document retention policy or (x) to copies stored electronically on archival servers as a result of automatic data back-up.

(f) For purposes of this Section 6 (i) “Registrable Securities” shall mean, as of any date of determination, the Registrable Securities and any other equity security issued or issuable with respect to the Registrable Securities by way of share split, dividend, distribution, recapitalization, merger, exchange, or replacement, and (ii) “Ethena” shall include any person to which the rights under this Section 6 shall have been duly assigned.

(g) Pubco shall indemnify, defend and hold harmless Ethena, (to the extent Ethena is a seller under the Registration Statement), the officers, directors, members, managers, partners, agents and employees of Ethena, each person who controls Ethena (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, managers, partners, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all out-of-pocket and reasonably documented losses, claims, damages, liabilities, costs (including reasonable and documented external attorneys’ fees) and expenses (collectively, “Losses”) arising out of or caused by or based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent that such untrue statements, alleged untrue statements, omissions or alleged omissions are (1) based upon information regarding Ethena furnished in writing to Pubco by or on behalf of Ethena expressly for use therein or Ethena has omitted a material fact from such information or (2) result from or in connection with any offers or sales effected by or on behalf of Ethena in violation of Section 6(d). Notwithstanding the foregoing, Pubco’s indemnification obligations shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of Pubco. Pubco shall provide Ethena with an update on any threatened or asserted proceedings arising from or in connection with the transactions contemplated by this Section 6 of which Pubco receives notice whether oral or in writing.

(h) Ethena shall indemnify, defend and hold harmless Pubco, its directors, officers, members, managers, partners, agents and employees, each person who controls Pubco (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, members, managers, partners, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding Ethena furnished in writing to Pubco by or on behalf of Ethena expressly for use therein. In no event shall the liability of Ethena be greater in amount than the United States dollars amount of the net proceeds received by Ethena upon the sale of the Registrable Securities giving rise to such indemnification obligation. Notwithstanding the forgoing, Ethena’s indemnification obligation shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of Ethena (which consent shall not be unreasonably withheld or delayed).

(i) Any person or entity entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement), which settlement shall not include a statement or admission of fault and culpability on the part of such indemnified party, and which settlement shall include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(j) The indemnification provided for under this Contribution Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person or entity of such indemnified party and shall survive the transfer of the Registrable Securities pursuant to this Contribution Agreement.

(k) If the indemnification provided under this Section 6 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations; provided, however, that the liability of Ethena shall be limited to the net proceeds received by Ethena from the sale of Registrable Securities giving rise to such indemnification obligation. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission), or on behalf of such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses shall be deemed to include, subject to the limitations set forth in this Section 6, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 6(k) from any person or entity who was not guilty of such fraudulent misrepresentation. Notwithstanding anything to the contrary herein, in no event will any party be liable for punitive damages in connection with this Contribution Agreement or the transactions contemplated hereby.

(l) At any time and from time to time in connection with a bona-fide sale of Contribution Shares effected in compliance with the requirements of Rule 144 under the Securities Act or through any broker-dealer sale transactions described in the plan of distribution set forth within any prospectus and pursuant to the Registration Statement, Pubco shall use its commercially reasonable efforts, subject to the receipt of customary documentation required from the holder of the applicable Contribution Shares and broker in connection therewith and compliance with applicable laws, (i) promptly instruct its transfer agent to remove any restrictive legends applicable to the Contribution Shares being sold and (ii) in connection with any sale made pursuant to Rule 144, cause its legal counsel to deliver reasonably requested legal opinions, if any, to the transfer agent in connection with the instruction under subclause (i). Ethena may request that Pubco remove any legend from the book entry position evidencing its Contribution Shares following the earliest of such time as such Contribution Shares (i) (x) are subject to or (y) have been or are about to be sold or transferred pursuant to an effective registration statement (including the Registration Statement), or (ii) have been sold pursuant to Rule 144. Pubco shall be responsible for the fees of its transfer agent, its legal counsel (including for purposes of giving the opinion referenced herein) and all DTC fees associated with such issuance and Ethena shall be responsible for its fees or costs associated with such removal of the legend (including its legal fees or costs of its legal counsel).

(m) With a view to making available to Ethena the benefits of Rule 144 that permit Ethena to sell securities of Pubco to the public without registration, Pubco agrees, for so long as Ethena holds Contribution Shares, to:

(i) use commercially reasonable efforts to make and keep current public information available, as those terms are understood and defined in Rule 144; and

(ii) use commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of Pubco under the Exchange Act so long as Pubco remains subject to such requirements and the filing of such reports and other documents as may be required pursuant to the applicable provisions of Rule 144.

(n) Upon request, Pubco shall provide Ethena with contact information for the person responsible for Pubco’s account at the transfer agent to facilitate transfers made pursuant to this Section 6 and provide reasonable assistance to facilitate transfers. Pubco shall be responsible for the fees of its transfer agent and its legal counsel (including for purposes of giving the opinion referenced herein) associated with such issuance and Ethena shall be responsible for its fees or costs associated with such removal of the legend (including its legal fees or costs of its legal counsel).

Section 7. Termination. This Contribution Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (a) such date and time as the BCA is terminated in accordance with its terms; (b) the mutual written agreement of the parties hereto to terminate this Contribution Agreement; (c) twelve (12) months from the date of this Contribution Agreement; or (d) if any of the conditions to Closing set forth in Section 2 are not satisfied or waived as of the Closing Date and, as a result thereof, the transactions contemplated by this Contribution Agreement will not be are not consummated as of the Closing Date; provided, that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. SPAC or Pubco shall notify Ethena of the termination of the BCA promptly after the termination thereof. Upon the termination hereof in accordance with this Section 7, any ENA Tokens transferred to the Company by Ethena in connection herewith shall promptly (and in any event within two (2) Business Days) be returned in full to Ethena by transferring any ENA Tokens delivered by Ethena to a digital asset wallet account specified by Ethena, without any deduction for or on account of any tax withholding except as required by law, charges or set-off, whether or not the Transactions shall have been consummated.

Section 8. Trust Account Waiver. Ethena hereby acknowledges that SPAC is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Ethena further acknowledges that, as described in the final prospectus relating to SPAC’s initial public offering (“IPO”) filed with the SEC (File No. 333-260242) on November 30, 2021 (the “Prospectus”), substantially all of SPAC’s assets consist of the cash proceeds of SPAC’s IPO and a private placement of its securities and substantially all of those proceeds (including interest accrued from time to time thereon) have been deposited into a trust account (the “Trust Account”) for the benefit of SPAC and its public shareholders. As described in the Prospectus, the funds held from time to time in the Trust Account may only be released upon certain conditions. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Ethena hereby agrees (on its own behalf and on behalf of its related parties) that it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind (“Claim”) to, or to any monies or other assets in, the Trust Account, and hereby irrevocably waives (on its own behalf and on behalf of its related parties) any Claim to, or to any monies or other assets in, the Trust Account that it may have now or in the future as a result of, or arising out of, this Contribution Agreement, the transactions contemplated hereby or the Contribution Shares, in or to any monies held in the Trust Account (or any distributions therefrom directly or indirectly to SPAC’s public shareholders). In the event that Ethena has any Claim against SPAC as a result of, or arising out of, this Contribution Agreement, the PIPE Agreements, the transactions contemplated hereby and thereby, or the Contribution Shares, Ethena agrees not to seek recourse against the Trust Account or any funds distributed therefrom (it being clarified that such waiver shall not apply following the Closing to the Trust Account funds that are released from the Trust Account to SPAC or Pubco in connection with the Transactions). Ethena acknowledges and agrees that such irrevocable waiver is a material inducement to SPAC to enter into this Contribution Agreement, and further intends and understands such waiver to be valid, binding, and enforceable against Ethena in accordance with applicable law. To the extent Ethena commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to SPAC or its Representatives, which proceeding seeks, in whole or in part, monetary relief against SPAC or its Representatives, Ethena hereby acknowledges and agrees that its sole remedy shall be against funds held outside of the Trust Account and that such claim shall not permit Ethena (or any person claiming on Ethena’s behalf or in lieu of Ethena) to have any claim against the Trust Account (including any distributions therefrom) or any amounts contained therein. Nothing in this Section 8 shall be deemed to limit Ethena’s right to distributions from the Trust Account in accordance with SPAC’s organizational documents in respect of any redemptions by Ethena in respect of any public shares of SPAC acquired by any means other than pursuant to this Contribution Agreement. Notwithstanding anything in this Contribution Agreement to the contrary, the provisions of this Section 8 shall survive termination of this Contribution Agreement.

Section 9. Miscellaneous.

(a) Ethena hereby acknowledges that it shall be solely responsible for and bear the cost of all transfer, stamp, issue, registration, documentary or other similar taxes, duties, fees or charges arising in any jurisdiction in connection with the Contribution contemplated in this Contribution Agreement as well as the execution of this Contribution Agreement.

(b) Notwithstanding any other provision of this Contribution Agreement, the Company, Pubco and any of their Representatives, as applicable, shall be entitled to deduct and withhold from the Registrable Securities and any other amount payable pursuant to this Contribution Agreement (including in connection with a future share split, dividend, distribution, recapitalization, merger, exchange, or replacement) any such taxes as may be required to be deducted and withheld from such amounts (and any other amounts treated as paid for applicable tax law) under the Internal Revenue Code of 1986, as amended, or any other applicable tax law (as determined in good faith by the party so deducting or withholding in its sole discretion). To the extent that any amounts are so deducted and withheld, such deducted and withheld amounts shall be treated for all purposes of this Contribution Agreement as having been paid to the person in respect of which such deduction and withholding was made.

(c) All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) when sent by electronic mail, with no mail undeliverable or other rejection notice, on the date of transmission to such recipient, if sent on a Business Day prior to 5:00 p.m. New York City time, or on the Business Day following the date of transmission, if sent on a day that is not a Business Day or after 5:00 p.m. New York City time on a Business Day, (iii) one (1) Business Day after being sent to the recipient via overnight mail by reputable overnight courier service (charges prepaid), or (iv) four (4) Business Days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and, in each case, addressed to the intended recipient at its address specified on the signature page hereof or to such electronic mail address or address as subsequently modified by written notice given in accordance with this Section 9(c). A courtesy electronic copy of any notice sent by methods (i), (iii), or (iv) above shall also be sent to the recipient via electronic mail if an electronic mail address is provided in the applicable signature page hereof or to an electronic mail address as subsequently modified by written notice given in accordance with this Section 9(c).

(d) Ethena acknowledges that the Company, Pubco and others, including SPAC, will rely on the acknowledgments, understandings, agreements, representations and warranties of Ethena contained in this Contribution Agreement; provided, however, that the foregoing clause of this Section 9(d) shall not give such persons any rights other than those expressly set forth herein. Prior to the Closing, Ethena agrees to promptly notify the Company, SPAC and Pubco if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of Ethena set forth herein are no longer accurate in all material respects. The Company, SPAC and Pubco acknowledge that Ethena will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Contribution Agreement. Prior to the Closing, the Company, SPAC and Pubco agree to promptly notify Ethena, if they become aware that any of the acknowledgments, understandings, agreements, representations and warranties of the Company, SPAC or Pubco, respectively, set forth herein are no longer accurate in all material respects.

(e) Each of the Company, SPAC, Pubco and Ethena is irrevocably authorized to produce this Contribution Agreement or a copy hereof to any interested party as required by applicable law in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

(f) Each party hereto shall pay all of its own expenses in connection with this Contribution Agreement and the transactions contemplated herein.

(g) Neither this Contribution Agreement nor any rights that may accrue to Ethena hereunder (other than the Contribution Shares acquired hereunder and the rights set forth in Section 6) may be transferred or assigned by Ethena. Neither this Contribution Agreement nor any rights that may accrue to the Company or Pubco hereunder may be transferred or assigned by the Company or Pubco without the prior written consent of Ethena, other than in connection with the Transactions. Notwithstanding the foregoing, Ethena may assign all or a portion of its rights and obligations under this Contribution Agreement to one or more of its affiliates (including other investment funds or accounts managed or advised by the investment manager who acts on behalf of Ethena) upon written notice to the Company and Pubco or, with the Company’s and Pubco’s prior written consent, to another person; provided, that in the case of any such assignment, the assignee(s) shall become a Ethena hereunder and have the rights and obligations and be deemed to make the representations and warranties of Ethena provided for herein to the extent of such assignment and provided further that no such assignment shall relieve the assigning Ethena of its obligations hereunder if any such assignee fails to perform such obligations, unless the Company and Pubco has given their prior written consent to such relief. Any purported assignment or transfer in violation of this Section 9(g) shall be null and void.

(h) All the agreements, representations and warranties made by each party hereto in this Contribution Agreement shall survive the Closing.

(i) The Company and Pubco may request from Ethena such additional information as the Company or Pubco may reasonably determine to be necessary to evaluate the eligibility of Ethena to acquire the Contribution Shares and to register the Contribution Shares for resale, and Ethena shall promptly provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures; provided, that the Company and Pubco agree to keep any such information provided by Ethena confidential, except (A) as required by the federal securities laws, rules or regulations and (B) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the Commission or regulatory agency or under the regulations of the Stock Exchange. Ethena acknowledges that SPAC and Pubco may file a form of this Contribution Agreement with the Commission as an exhibit to a current or periodic report of SPAC or Pubco, an annex to a proxy statement of SPAC or Pubco or as an exhibit to a registration statement of Pubco.

(j) This Contribution Agreement may not be amended, modified or waived except by an instrument in writing, signed by each of the parties hereto.

(k) This Contribution Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

(l) Except as otherwise provided herein, this Contribution Agreement is intended for the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns and, except as otherwise as provided herein, is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(m) The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Contribution Agreement were not performed in accordance with their specific terms or were otherwise breached and that money or other legal remedies would not be an adequate remedy for such damage. It is accordingly agreed that the parties shall be entitled to equitable relief, including in the form of an injunction or injunctions to prevent breaches or threatened breaches of this Contribution Agreement and to enforce specifically the terms and provisions of this Contribution Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise. The parties hereto acknowledge and agree that SPAC, the Company and Pubco shall be entitled to specifically enforce Ethena’s obligations to fund the Contribution and the provisions of the Contribution Agreement, in each case, on the terms and subject to the conditions set forth herein. The parties hereto further acknowledge and agree: (x) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy; (y) not to assert that a remedy of specific enforcement pursuant to this Section 9(m) is unenforceable, invalid, contrary to applicable law or inequitable for any reason; and (z) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate.

(n) If any provision of this Contribution Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Contribution Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(o) No failure or delay by a party hereto in exercising any right, power or remedy under this Contribution Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Contribution Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Contribution Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

(p) This Contribution Agreement may be executed and delivered in one or more counterparts (including by electronic mail, in .pdf or other electronic submission) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(q) This Contribution Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other state.

(r) EACH PARTY AND ANY PERSON ASSERTING RIGHTS AS A THIRD PARTY BENEFICIARY HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OR RELATED TO THIS CONTRIBUTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY OR ANY AFFILIATE OF ANY OTHER SUCH PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THE PARTIES AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS CONTRIBUTION AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS CONTRIBUTION AGREEMENT.

(s) The parties agree that all disputes, legal actions, suits and proceedings arising out of or relating to this Contribution Agreement must be brought exclusively in the courts of the State of Delaware or the courts of the United States located in the State of Delaware (collectively the “Designated Courts”). Each party hereby consents and submits to the exclusive jurisdiction of the Designated Courts. No legal action, suit or proceeding with respect to this Contribution Agreement may be brought in any other forum. Each party hereby irrevocably waives all claims of immunity from jurisdiction, and any objection which such party may now or hereafter have to the laying of venue of any suit, action or proceeding in any Designated Court, including any right to object on the basis that any dispute, action, suit or proceeding brought in the Designated Courts has been brought in an improper or inconvenient forum or venue. Each of the parties also agrees that delivery of any process, summons, notice or document to a party hereof in compliance with Section 9(c) of this Contribution Agreement shall be effective service of process for any action, suit or proceeding in a Designated Court with respect to any matters to which the parties have submitted to jurisdiction as set forth above.

(t) This Contribution Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Contribution Agreement, or the negotiation, execution or performance of this Contribution Agreement, may only be brought against the entities that are expressly named as parties hereto.

(u) SPAC shall (i) by 9:00 a.m., New York City time, on the first (1st) Business Day immediately following the date of this Contribution Agreement, issue a press release disclosing the material terms of the transactions contemplated hereby, and (ii) file with the Commission a Current Report on Form 8-K disclosing all material terms of this Contribution Agreement, the PIPE Agreements and the transactions contemplated hereby and thereby, and the Transactions, and including as exhibits thereto, the form of this Contribution Agreement and the Other Contribution Agreement, within the time required by the Exchange Act. From and after the issuance of such press release, SPAC represents to Ethena that it shall have publicly disclosed all material, non-public information regarding SPAC, the Company or Pubco delivered to Ethena by or on behalf of the Company, SPAC, Pubco or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by this Contribution Agreement. Prior to the Closing, Ethena shall not issue any press release or make any other similar public statement with respect to the transactions contemplated hereby without the prior written consent of SPAC and Pubco (such consent not to be unreasonably withheld or delayed). Notwithstanding anything in this Contribution Agreement to the contrary, each of SPAC and Pubco (i) shall not publicly disclose the name of Ethena or any of its affiliates or advisers, or include the name of Ethena or any of its affiliates or advisers in any press release, without the prior written consent of Ethena and (ii) shall not publicly disclose the name of Ethena or any of its affiliates or advisers, or include the name of Ethena or any of its affiliates or advisers in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of Ethena, except (A) as required by the federal securities laws, rules or regulations, including in connection with the filing of a Registration Statement pursuant to Section 6(a), and (B) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the Commission or regulatory agency or under the regulations of the Stock Exchange, in which case of clause (A) or (B), SPAC or Pubco, as applicable, shall provide Ethena with prior written notice (including by e-mail) of such permitted disclosure, and shall reasonably consult with Ethena regarding such disclosure. Ethena will promptly provide any information reasonably requested by SPAC or Pubco for any regulatory application or filing made or approval sought in connection with the Transactions (including filings with the Commission). To the extent that any such information is publicly disclosed pursuant to the provisions hereunder, the parties agree that no further notice or consent is required for SPAC or Pubco to further disclose such information.

(v) The headings herein are for convenience only, do not constitute a part of this Contribution Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Contribution Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rules of strict construction will be applied against any party. Unless the context otherwise requires, (i) all references to Sections or Annexes are to Sections or Annexes contained in or attached to this Contribution Agreement, (ii) each accounting term not otherwise defined in this Contribution Agreement has the meaning assigned to it in accordance with United States generally accepted accounting principles, (iii) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (iv) the use of the word “including” in this Contribution Agreement shall be by way of example rather than limitation, and (v) the word “or” shall not be exclusive (i.e., unless context requires otherwise “or” shall be interpreted to mean “and/or” rather than “either/or”).

[Signature pages follow]

IN WITNESS WHEREOF, SPAC, Pubco and the Company have accepted this Contribution Agreement as of the date first set forth above.

TLGY ACQUISITION CORP.

By:	/s/ Young Cho
Name:	Young Cho
Title:	Chief Executive Officer

Address for Notices:

TLGY Acquisition Corp.

4001 Kennett Pike, Suite 302

Wilmington, Delaware 19807

E-mail:

Attention: Young Cho

with a copy (not to constitute notice) to:

Perkins Coie LLP
1155 Avenue of the Americas
New York NY 10038
Email:

Attention: Elliott Smith

[Signature Page to Contribution Agreement]

STABLECOINX INC.

By:	/s/ Young Cho
Name:	Young Cho
Title:	Chief Executive Officer

Address for Notices:

4001 Kennett Pike, Suite 302

Wilmington, Delaware 19807

E-mail:

Attention: Young Cho

with a copy (not to constitute notice) to:

Perkins Coie LLP
1155 Avenue of the Americas
New York NY 10038
Email:

Attention: Elliott Smith

[Signature Page to Contribution Agreement]

STABLECOINX ASSETS INC.

By:	/s/ Young Cho
Name:	Young Cho
Title:	Chief Executive Officer

Address for Notices:

4001 Kennett Pike, Suite 302

Wilmington, Delaware 19807

E-mail:

Attention: Young Cho

with a copy (not to constitute notice) to:

Edelman Legal Advisory PLLC

400 Rella Blvd, Suite 165

Suffurn, New York 10901

Attention: Ari Edelman

Email:

[Signature Page to Contribution Agreement]

IN WITNESS WHEREOF, Ethena has executed or caused this Contribution Agreement to be executed by its duly authorized representative as of the date set forth below.

Ethena Foundation		State/Country of Formation or Domicile: Cayman Islands
By:	/s/ Mark Piano
Name:	Mark Piano
Title:	Director
Name in which Contribution Shares are to be registered (if different): _____________________________________________		Date:
EIN:_________________________________________
Entity Type (e.g., corporation, partnership, trust, etc.): Foundation
Business Address-Street: ________________________		Mailing Address-Street (if different): __________
City, State, Zip: _______________________________		City, State, Zip: __________________________
Attn: ________________________________________		Attn: __________________________________
Telephone No.: ________________________________		Telephone No.: __________________________
Email for notices: __________________________		Email for notices (if different): ________________

[Signature Page to Contribution Agreement]

ANNEX A

ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

This Annex A should be completed and signed by Ethena and constitutes a part of the Contribution Agreement.

1. QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the box, if applicable)

☐	Ethena is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) (a “QIB”)

☐	We are subscribing for the Contribution Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.

**OR**

2. INSTITUTIONAL ACCREDITED INVESTOR STATUS (Please check the box, if applicable)

☐	Ethena is an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and has marked and initialed the appropriate box below indicating the provision under which it qualifies as an institutional “accredited investor.”

**AND**

3. FINRA INSTITUTIONAL INVESTOR STATUS (Please check the box)

☐	Ethena is a “institutional investor” (as defined in FINRA Rule 2111).

**AND**

4. AFFILIATE STATUS (Please check the applicable box)

SUBSCRIBER

☐	is:

☐	is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of SPAC, the Company or Pubco or acting on behalf of an affiliate of SPAC, the Company or Pubco.

Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Ethena has indicated, by marking and initialing the appropriate box(es) below, the provision(s) below which apply to Ethena and under which Ethena accordingly qualifies as an “accredited investor.”

☐	Any bank, registered broker or dealer, insurance company, registered investment company, business development company, small business investment company, private business development company, or rural business investment company;

☐	Any investment adviser registered pursuant to section 203 of the Investment Advisers Act or registered pursuant to the laws of a state;

☐	Any investment adviser relying on the exemption from registering with the Commission under section 203(l) or (m) of the Investment Advisers Act;

☐	Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐	Any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), if (i) the investment decision is made by a plan fiduciary, as defined in section 3(21) of ERISA, which is either a bank, a savings and loan association, an insurance company, or a registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000 or, (iii) such plan is a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

☐	Any (i) corporation, limited liability company or partnership, (ii) Massachusetts or similar business trust, or (iii) organization described in section 501(c)(3) of the Internal Revenue Code, in each case that was not formed for the specific purpose of acquiring the securities offered and that has total assets in excess of $5,000,000;

☐	Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii) of Regulation D under the Securities Act;

☐	Any entity, other than an entity described in the categories of “accredited investors” above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000;

☐	Any “family office,” as defined under the Investment Advisers Act that satisfies all of the following conditions: (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;

☐	Any “family client,” as defined under the Investment Advisers Act, of a family office meeting the requirements in the previous paragraph and whose prospective investment in the issuer is directed by such family office pursuant to the previous paragraph; or

☐	Any entity in which all of the equity owners are “accredited investors”.

Specify which tests:

☐	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

☐	Any natural person whose individual net worth, or joint net worth with that person’s spouse or spousal equivalent, exceeds $1,000,000. For purposes of calculating a natural person’s net worth: (a) the person’s primary residence shall not be included as an asset; (b) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (c) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability;

☐	Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse or spousal equivalent in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐	Any natural person holding in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the Commission has designated as qualifying an individual for accredited investor status; or

☐	Any natural person who is a “knowledgeable employee,” as defined in the Investment Company Act, of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in section 3 of such act, but for the exclusion provided by either section 3(c)(1) or section 3(c)(7) of such act.

**AND**

5. FINRA INSTITUTIONAL ACCOUNT STATUS (Please check the box)

☐	Ethena is an “institutional account” under FINRA Rule 4512(c).

**AND**

6. EEA QUALIFIED INVESTOR (Please check the applicable box)

☐	Ethena is a “qualified investor” (within the meaning of Article 2 of the EU Prospectus Regulation).

☐	Ethena is not a resident in a member state of the European Economic Area.

**AND**

7. UK QUALIFIED INVESTOR (Please check the applicable box)

☐	Ethena is a “qualified investor” (within the meaning of Article 2 of the UK Prospectus Regulation) who is also (i) an investment professional falling within Article the Order; (ii) a high net worth entity falling within Article 49(2)(a) to (d) of the Order; or (iii) a person to whom an invitation or inducement to engage in investment activity (within the meaning of section 21 of the FSMA) in connection with the issue or sale of the Contribution Shares may be lawfully communicated or caused to be communicated.

☐	Ethena is not resident in the United Kingdom.

This page should be completed by Ethena and constitutes a part of the Contribution Agreement.

SUBSCRIBER:

Print Name:

By:
Name:
Title: